UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Revised Employment Agreements.

On December 20, 2011, 1st United Bancorp, Inc. (the “Registrant”) entered into amendments to the Employment Agreements with Warren S. Orlando, the Registrant’s Chairman, Rudy E. Schupp, the Registrant’s Chief Executive Officer, and John Marino, the Registrant’s President (each an “Executive” and, collectively, the “Executives”). The Employment Agreements, which are all substantially identical, were revised as follows:

▪	Effective December 31, 2011, the Executives will no longer each receive automatic grants of stock options equal to three and one-third percent (3.33%) of the issued and outstanding common stock of the Registrant from time to time.

▪	Effective January 1, 2012, Mr. Orlando’s base salary will be increased to $175,000; Mr. Schupp’s base salary will be increased to $350,000; and Mr. Marino’s base salary will be increased to $315,000.

▪	The total bonus payable to each Executive under the Cash Incentive Plan is now limited to the highest base salary paid to any named executive officer of the Registrant in the case of Messrs. Schupp and Marino, and 50% of the highest base salary paid to any named executive officer of the Registrant in the case of Mr. Orlando. In addition, each quarter, only 75% of the quarterly cash bonus earned will be paid to the Executives. The remaining 25% of the quarterly cash bonus earned will now be withheld by the Registrant and will be subject to a clawback as follows: each year, after the Registrant has filed its Annual Report on Form 10-K with the Securities and Exchange Commission, the Registrant will calculate what the Executives would have earned under the Cash Incentive Plan if the Cash Incentive Plan was based on an annual calculation rather than a quarterly calculation. If the Registrant calculates a lower cash bonus payment under the annualized method, then the Registrant will reduce the 25% held back under the Cash Incentive Plan accordingly.

▪	Beginning with the filing of the Registrant’s Form 10-K for the year ended December 31, 2011, assuming certain annual specified performance goals are met, the Registrant will annually grant restricted stock to each of the Executives. Each year, each Executive has the opportunity to earn an award with a value equal to 50% of the highest base salary paid to any named executive officer of the Registrant, with the number of shares to be granted being based on the fair market value of the Registrant’s common stock as of the last business day in February after the year in which the award is earned. The award shall vest in ten (10) equal annual installments, except that the award will immediately vest if the Executive’s employment is terminated not for “cause” (as that term is defined in the Employment Agreement), there is a “Change of Control” (as that term is defined in the Employment Agreement) of the Registrant, the Executive dies or becomes subject to a “Disability” (as that term is defined in the Employment Agreement). The awards will be determined based on the following metrics:

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°	Financial Performance (75%)

▪	Pre-tax Net Income Budget achievement (50% weight of the 75%)

▪	Non-performing/Asset ratio to Benchmark Group mean (uncovered assets) (20% weight of the 75%)

▪	Net Interest Margin compared to Benchmark Group mean (20% weight of the 75%)

▪	Efficiency ratio to Benchmark Group mean (10% weight of the 75%)

°	Operational Performance (25%)

▪	Annual Bank Safety and Soundness Examination rating for calendar year (75% weight of the 25%)

▪	Specialty area examination results FDIC Loss Share, BSA, CRA, IT (25% weight of the 25%).

Any restricted stock award would be accompanied by a supplemental cash award in the amount of the federal income tax liability of the Executive resulting from the restricted stock award.

▪	In the event the Executive is terminated under circumstances in which he is entitled to receive severance benefits pursuant to the Employment Agreement, the lump sum severance payment that would be payable has been revised to equal three times the average of the two highest total annual amounts of cash compensation paid to the named executive officer of the Registrant over the immediately preceding five fiscal years.

Revised SERPs.

On December 20, 2011, the Registrant entered into amendments to the Supplemental Executive Retirement Plans (“SERPs”) with the Executives. The SERPs with the Executives, which are all substantially identical, were revised as follows:

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▪	The amount of the annual normal retirement benefit payable will begin to increase from 30% of Final Base Salary (as that term is defined in the SERP) to 60% of Final Base Salary in 5% annual increments beginning in 2013.

▪	Effective immediately, the amount of the annual benefits payable in the event of a Constructive Early Termination (as the term is defined in the SERP), Disability (as the term is defined in the SERP), or death will increase from 30% of Final Base Salary to 70% of Total Cash Compensation (as that term is defined in the SERP).

▪	Effective immediately, the amount of the lump sum benefit payable in the event of a Change in Control (as that term is defined in the SERP) will increase from 70% of Final Base Salary to 70% of Total Cash Compensation.

The foregoing summaries of the revised Employment Agreements and the revised SERPs are not complete and are qualified in their entirety by reference to the full text of the Employment Agreements and the revised SERPs and certain exhibits attached thereto, copies of which are attached hereto as Exhibits 10.1 to 10.6 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amended and Restated Employment Agreement with Warren S. Orlando, dated as of December 20, 2011

10.2	Second Amended and Restated Employment Agreement with Rudy E. Schupp, dated as of December 20, 2011

10.3	Second Amended and Restated Employment Agreement with John Marino, dated as of December 20, 2011

10.4	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for Warren S. Orlando, dated as of December 20, 2011

10.5	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for Rudy E. Schupp, dated as of December 20, 2011

10.6	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for John Marino, dated as of December 20, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	December 23, 2011	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Employment Agreement with Warren S. Orlando, dated as of December 20, 2011

10.2	Second Amended and Restated Employment Agreement with Rudy E. Schupp, dated as of December 20, 2011

10.3	Second Amended and Restated Employment Agreement with John Marino, dated as of December 20, 2011

10.4	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for Warren S. Orlando, dated as of December 20, 2011

10.5	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for Rudy E. Schupp, dated as of December 20, 2011

10.6	Second Amended and Restated Supplemental Executive Retirement Plan Agreement for John Marino, dated as of December 20, 2011

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